Supplement to the
Fidelity® Balanced Fund and Fidelity® Puritan® Fund
October 30, 2023
STATEMENT OF ADDITIONAL INFORMATION
The following information supplements information for Fidelity® Balanced Fund found in the “Management Contracts” section.
Laurie Mundt is Co-Portfolio Manager of Fidelity® Balanced Fund and receives compensation for those services. As of March 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Balanced Fund is based on the pre-tax investment performance of the equity investments of the fund measured against the S&P 500® Index, the fund’s pre-tax investment performance (based on the performance of the fund’s retail class) within the LipperSM Balanced Funds, and the pre-tax investment performance of the portion of the fund’s assets managed by the portfolio manager measured against the S&P 500® Consumer Staples Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
The following table provides information relating to other accounts managed by Laurie Mundt as of March 31, 2024:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	5	2
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$5,553	$827	$83
Assets Managed with Performance-Based Advisory Fees (in millions)	$437	none	none

*  Includes assets of Fidelity® Balanced Fund managed by Ms. Mundt ($1,725 (in millions) assets managed).
As of March 31, 2024, the dollar range of shares of Fidelity® Balanced Fund beneficially owned by Ms. Mundt was none.
Effective March 1, 2024, each fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. Each amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating each fund out of each class’s management fee.
The following information replaces similar information found in the “Management Contracts” section.
Management-Related Expenses. In addition to the management fee payable to FMR, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund’s securities lending program, if applicable, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fees.
For the services of FMR under a fund’s management contract, each class of each fund pays FMR a monthly management fee.
For each fund, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. This rate may vary by share class.
For each fund, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:
MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Retail Class Annualized Rate
First $400 billion	0.590%
Next $400 billion	0.510%
Next $400 billion	0.450%
Over $1,200 billion	0.420%

For each fund, a discount percentage is calculated based on the monthly average net assets of a broader group of funds advised by FMR representing multiple asset classes and the monthly average net assets of the fund. After determination of the applicable tier bound level in the following schedule, the discount percentage for a fund is calculated on a cumulative basis pursuant to the schedule. For each fund, the discount rate for a class is the class’s mandate rate multiplied by the discount percentage.

DISCOUNT PERCENTAGE SCHEDULE

Average Group Assets Tier Bounds		% Discount for Average Incremental Fund Assets
Lower	Upper	First $1B	Next $19B	Next $10B	Over $30B
0	<$1 trillion	0%	3.0%	5.0%	6.5%
1	<1.5	0%	4.0%	6.0%	7.5%
1.5	<1.9	0%	5.0%	7.0%	8.5%
1.9	<2.2	0%	6.0%	8.0%	9.5%
2.2	<2.5	0%	7.0%	9.0%	10.5%
2.5	<2.8	0%	8.0%	10.0%	11.5%
2.8	<3.1	0%	9.0%	11.0%	12.5%
3.1	Above 3.1	0%	10.0%	12.0%	13.5%

The annual management fee rate for the class of shares of a fund offered through this SAI is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Management Fee Rate
Fidelity® Balanced Fund/Fidelity® Balanced Fund	0.47%
Fidelity® Puritan® Fund/Fidelity® Puritan® Fund	0.47%

One-twelfth of the management fee rate is applied to the class’s average net assets for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund’s assets, which do not vary by class.
The following information replaces similar information found in the “Transfer and Service Agent Agreements” section.
TRANSFER AND SERVICE AGENT SERVICES
For purposes of the following “Transfer and Service Agent Services” discussion, the term “shares” (as it relates to the funds) means the one class of shares of a fund offered through the prospectus to which this SAI relates.
Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210 (or an agent, including an affiliate), performs transfer agency services under the terms of each fund’s management contract.
Prior to March 1, 2024, each fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.
Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.
Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares, maintains each fund’s portfolio and general accounting records, and administers each fund’s securities lending program under the terms of each fund’s management contract.
Prior to March 1, 2024, each fund bore the cost of pricing and bookkeeping services under a separate agreement covering such services.
Effective March 1, 2024, each fund’s sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended. The following information supplements similar information found in the “Management Contracts” section.
Under the terms of the sub-advisory agreements, FMR pays each sub-adviser monthly fees equal to 110% of the sub-adviser’s costs for providing sub-advisory services.

RCOM8-2-SSTK-0924-132 1.837695.132	September 18, 2024